Exhibit 10.3

THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE “SHARES”) WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF.  NEITHER THIS WARRANT NOR THE SHARES (TOGETHER, THE “SECURITIES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

POWER 3 MEDICAL PRODUCTS, INC.

WARRANTS FOR THE PURCHASE OF SHARES OF COMMON STOCK

November   , 2005

THIS CERTIFIES THAT, for value received, Trinity Financing Investments Corporation or its registered assigns (the “Holder”) is entitled to subscribe for and purchase from POWER 3 MEDICAL PRODUCTS, INC. (the “Company”), up to one million (1,000,000) shares of the fully paid and nonassessable Common Stock, (the “Shares”), of the Company at the price of $.25 per share (the “Exercise Price”) or on a net issuance or “cashless” basis as provided herein, subject to the provisions and upon the terms and conditions hereinafter set forth.

This Warrant is subject to the following terms and conditions:

1.                                       TERM AND VESTING.

(a)                                  TERM.  Subject to vesting requirements set forth in Paragraph “b” of this Article ”1” of this Warrant, this Warrant is exercisable, in whole or in part, any time from and after the date of issuance of this Warrant and prior to expiration of seven years following the date of issuance of this Warrant.

(b)                                 VESTING.  The right to purchase the Shares hereunder shall vest and become exercisable as follows: 100% of the Shares subject to this Warrant are immediately vested.

2.                                       METHOD OF EXERCISE; PAYMENT.

(a)                                  CASH EXERCISE.  The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, from time to time at the principal office of the Company, by delivering a completed and duly executed Notice of Exercise (attached hereto as Exhibit ”A”) and by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of the Shares being purchased, which amount may be paid, at the election of the Holder, by wire transfer or check payable to the order of the Company.  The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

(b)                                 STOCK CERTIFICATES.  In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder within seven (7) business days after said exercise and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.  Failure to deliver to the Holder certificates for the shares of Common Stock so purchased within seven (7) business days after said exercise shall result in a penalty of one thousand dollars ($1,000) per day for each late day.

3.                                       STOCK FULLY PAID; RESERVATION OF SHARES.  All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof.  During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

4.                                       ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES.  Subject to the provisions of Article ”1” hereof, the number and kind of Shares purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a)                                  RECLASSIFICATION, CONSOLIDATION OR MERGER.  In case of any reclassification of the Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger with another corporation in which the Company is a continuing corporation and in which the Company’s stockholders immediately preceding such consolidation or merger own at least 50% of the voting securities of the Company following such consolidation or merger and which does not result in any reclassification of the Shares issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation as the case may be, shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the Shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, sale of all or substantially all of the Company’s assets or merger by a holder of an equivalent number of shares of Common Stock.  Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph “a” of this Article ”4” of this Warrant.  The provisions of this Paragraph “a” of this Article ”4” of this Warrant shall similarly apply to successive reclassifications, consolidations, mergers, sales, leases or conveyances.

(b) STOCK SPLITS, DIVIDENDS AND COMBINATIONS.  In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

5.                                       REGISTRATION.  As more fully provided in Paragraph 13, if the Company shall at any time seek to register or qualify any of its capital stock or the securities holdings of any of its controlling shareholders, on each such occasion it shall include all of the Holder’s shares in such registration or qualification at the Company’s expense.  The Company shall keep the registration effective until such time as the Holder has sold its shares.

6.                                       ANTIDILUTION.

(a)                                  If, while this Warrant is outstanding, the Company effects a subdivision of the outstanding Common Stock, the Exercise Price then in effect shall be proportionately decreased and the number of Shares issuable upon exercise of this Warrant shall be increased in proportion to such increase of outstanding Common Stock, and conversely, if, while this Warrant is outstanding, the Company combines the outstanding Common Stock, the Exercise Price then in effect shall be proportionately increased and the number of Shares issuable upon exercise of this Warrant shall be decreased in proportion to such decrease in outstanding Common Stock.  Any adjustment under this Article ”6” shall become effective as of the record date for such event.  For purposes of this Article, a stock dividend shall be considered a split.

(b)                                 All calculations under this Article ”6” shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(c)                                  In any case in which this Article ”6” shall require that an adjustment in the number of Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the Shares, if any, issuable upon such exercise over and above the number of Shares issuable upon such exercise on the basis of the number of shares of Common Stock in effect prior to such adjustment provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder’s right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

(d)                                 Whenever there shall be an adjustment as provided in this Article ”6”, the Company shall within fifteen (15) days thereafter cause written notice thereof to be sent to the Holder pursuant to Paragraph “c” of Article ”16”, which notice shall be accompanied by an officer’s certificate setting forth the number of Shares issuable and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer’s certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

(e)                                  The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant.  If any fraction of a share of Common Stock would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall pay lieu of such fraction an amount in cash equal to the same fraction of the current market price on the date of the exercise of this Warrant.

(f)                                    No adjustment in the Exercise Price per Warrant shall be required if such adjustment is less than $.01; provided, however, that any adjustments which by reason of this Article ”6” are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

7.                                       NOTICES.   Upon any adjustment of the Exercise Price and any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant in accordance with Article ”4” hereof, then, and in each such case, the Company, within thirty (30) days thereafter, shall give notice pursuant to Paragraph “c” of Article ”15” of this Warrant, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

7.                                       CONDITION OF EXERCISE OF WARRANT.

(a)                                  Unless exercised pursuant to an effective registration statement under the Act which includes the Shares so exercised, it shall be a condition to any exercise of this Warrant that the Company shall have received, at the time of such exercise, a representation in writing from the recipient that the Shares being issued upon exercise, are being acquired for investment and not with a view to any sale or distribution thereof.

(b)                                 Each certificate evidencing the Shares issued upon exercise of this Warrant, shall be stamped or imprinted with a legend substantially in the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE

“ACT”) OR ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

Subject to this Article ”8”, the Company may instruct its transfer agent not to register the transfer of all or a part of this Warrant, or any of the Shares, unless one of the conditions specified in the above legend is satisfied.

9.                                       FRACTIONAL SHARES.  No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

10.                                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company represents and warrants to the Holder as follows:

(a)                                  This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

(b)                                 The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

(c)                                  The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company’s Certificate of Incorporation, a true and complete copy of which has been delivered to the original Holder of this Warrant; and

(d)                                 The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company’s Certificate of Incorporation or Bylaws, as amended.

11.                                 REPRESENTATIONS AND WARRANTIES BY THE HOLDER.  The Holder represents and warrants to the Company as follows:

(a)                                  This Warrant is being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act.  Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Shares issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

(b)                                 The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

(c)                                  The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

(d)                                 The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

12.                                 RIGHTS OF STOCKHOLDERS.  No holder of this Warrant shall be entitled, as a warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

13.                                 REGISTRATION.

(a)                                   If the Company shall at any time seek to register or qualify any of its common stock or the securities holdings of any of its controlling shareholders, on each such occasion it shall, without cost or expense, include all of the Holder’s shares in such registration or qualification.  The Company shall keep the registration effective until such time as the Holder has sold its shares or the shares are eligible to be transferred without restriction pursuant to the provisions of Rule 144(k) which was promulgated by the Securities and Exchange Commission pursuant to §4(1) of the Securities Act of 1933, as amended.  The Company agrees to provide an opinion of counsel with respect to any sales of the shares by the Holder if such sale is permissible under Rule 144(k).

(b)                                  All expenses in connection with preparing and filing any registration statement under Paragraph “(a)” of this Article ”14” of this Agreement shall be borne in full by the Company; provided, however, that the holder shall pay any and all underwriting commissions and expenses and the fees and expenses of any legal counsel selected by the holder to represent him with respect to the sale of the Securities.

14.                                 OPINIONS.  The Company agrees that at such time as this Warrant or the Shares may be sold under Rule 144 it will (i) immediately take all actions necessary or reasonably requested by Holder so that such persons may sell such securities under Rule 144 or 144(k), if applicable, including, but not limited to, delivering or causing to be delivered a legal opinion to the Company’s transfer agent and (ii) not directly or indirectly take or fail to take any actions to prevent such sale.  The Company shall, at its cost, provide the appropriate opinion letters to be issued by the Company’s counsel in compliance with the provisions of Rule 144 with respect to the transfer or sale of the Shares, if such transfer or sale is permissible under Rule 144.  Furthermore, the Company shall notify its transfer agent that Eaton & Van Winkle, LLP is authorized to issue said opinion letters.

15.                                 MISCELLANEOUS.

(a)                                  Headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

(b)                                  If any provision which is contained in this Warrant should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Warrant and this Warrant shall be construed as if such invalid or unenforceable provision had not been contained herein.

(c)                                   Any notice or other communication required or permitted hereunder shall be sufficiently given if sent by (i) mail by (a) certified mail, postage prepaid, return receipt requested and (b) first class mail, postage prepaid (ii) overnight delivery with confirmation of delivery or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, addressed as follows:

To the Holder:	Trinity Financing Investments Corporation
420 east 55th Street
New York, NY 10022
Attn: Trinity Bui, President
Fax No.: (212) 755-9309

With a copy to:	Eaton & Van Winkle, LLP
3Park Avenue
New York, NY 10016
Attn: Vincent J. McGill, Esq.
Fax No.: (212) 779 9928

To the Company:	POWER 3 MEDICAL PRODUCTS, INC.
3400 Research Forest Drive
The Woodlands, Texas 773817000
Attn: Steven B. Rash
Fax No.: 281-466-1481

With a copy to:	Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, NY 10018
Fax No.:212-930-9725
	Attn:	Darrin M. Ocasio, Esq.

or in each case to such other address and facsimile number as shall have last been furnished by like notice.  If all of the methods of notice set forth in this Paragraph “(c)” of this Article of this Warrant are impossible for any reason, notice shall be in writing and personally delivered to the aforesaid addresses.  Each notice or communication shall be deemed to have been given as of the date so mailed or delivered as the case may be; provided, however, that any notice sent by facsimile shall be deemed to have been given as of the date so sent if a copy thereof is also mailed by first class mail on the date sent by facsimile.  If the date of mailing is not the same as the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice is given; provided further, however, that any notice sent by overnight delivery shall be deemed to have been given as of the date of delivery.

(d)                                 This Warrant shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein, without giving effect to the principles of conflicts of law.  The parties hereby consent to and irrevocably and exclusively submit to personal jurisdiction over each of them by the Courts of the State of New York in any action or proceeding, irrevocably waive trial by jury and personal service of any and all process and specifically consent that in any such action or proceeding, any service of process may be effectuated upon any of them by certified mail, return receipt requested, in accordance with Paragraph “(c)” of this Article ”16” of this Warrant.  In the event Trinity Financing commences legal action to enforce any of the terms of this Agreement, AOGS shall pay all legal fees and costs incurred by Trinity Financing with respect to this Agreement.

(e)                                  Each of the parties further acknowledges and agrees that (i) each has been advised by counsel during the course of negotiations; (ii) each counsel has had significant input in the development of this Agreement and (iii) this Agreement shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this agreement.

(f)                                    This Warrant and all documents and instruments referred to herein (i) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (ii) are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

(g)                                 The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Warrant and the intents and purposes hereof.

(h)                                 This Warrant shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

(i)                                     Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Warrant shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Warrant or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Warrant to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

(j)                                     This Warrant may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by the Payor and the Payee of this Warrant.

(k)                                  All Exhibits annexed or attached to this Warrant are incorporated into this Warrant by reference thereto and constitute an integral part of this Warrant.

(l)                                     The provisions of this Warrant shall be deemed separable.  Therefore, if any part of this Warrant is rendered void, invalid or unenforceable, such rendering shall not affect the validity or enforceability of the remainder of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Issued this   day of November, 2005.

POWER 3 MEDICAL PRODUCTS, INC.

By:

Name:

Title:

Acknowledged and Accepted:

Trinity Financing Investments Corporation

By:

Trinity Bui, President

EXHIBIT A

NOTICE OF EXERCISE

To: POWER 3 MEDICAL PRODUCTS, INC

Attention: Chief Financial Officer

1.  The undersigned hereby elects to purchase                   shares of Common Stock of POWER 3 MEDICAL PRODUCTS, INC pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

2.  Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

3.  The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in the attached Warrant are true and correct as of the date hereof.

By:

Its:

Date:	,